UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 11, 2025
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OWLET, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2940 West Maple Loop Drive, Suite 203 Lehi, Utah	84048
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01. Entry Into a Material Definitive Agreement.

On June 11, 2025, Owlet, Inc., a Delaware corporation (the “Company” or the “Guarantor”), and Owlet Baby Care, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“OBCI” or the “Borrower” and, together with Guarantor, the “Loan Parties”), entered into a First Amendment to Credit and Security Agreement (the “First Amendment”) with the financial institutions party thereto as lenders (the “Lenders”) and ABL OPCO LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). The First Amendment amends the Credit and Security Agreement, dated September 11, 2024, that was entered into by the Loan Parties, the Lenders and the Administrative Agent, to (among other things) (i) modify certain financial covenants required to be maintained by the Borrower, (ii) increase the amount of capital expenditures that may be incurred by the Borrower during certain fiscal years, and (iii) expand the eligibility of certain accounts receivable that the Borrower can borrow against.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the full text of the First Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to the Credit and Security Agreement, dated June 11, 2025, by and among Owlet, Inc., Owlet Baby Care, Inc., the financial institutions party thereto from time to time as lenders, and ABL OPCO LLC, in its capacity as administrative agent for the Lenders.

104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: June 16, 2025	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer